Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re:	First Virtual Communications, Inc.	Case No. 05-30145-TEC and 05-30146-TEC
and CUseeMe Netorks, Inc.
CHAPTER 11
AMENDED MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Feb-05	PETITION DATE:	01/20/05

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here – the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

2.	Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$3,530,521	N/A

	b. Total Assets	$5,794,521	N/A	$5,234,654

	c. Current Liabilities	$1,168,500	N/A

	d. Total Liabilities	$7,311,802	N/A	$6,143,302

				Cumulative
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	(Case to Date)
	a. Total Receipts	$1,133,000	N/A	$1,133,000

	b. Total Disbursements	$462,000	N/A	$462,000

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$671,000	N/A	$671,000

	d. Cash Balance Beginning of Month	$316,000	N/A	$316,000

	e. Cash Balance End of Month (c + d)	$987,000	N/A	$987,000

				Cumulative
		Current Month	Prior Month	(Case to Date)
4.	Profit/(Loss) from the Statement of Operations	($357,500)	N/A	($357,500)

5.	Account Receivables (Pre and Post Petition)	$1,808,000	N/A

6.	Post-Petition Liabilities	$1,168,500	N/A

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	N/A

At the end of this reporting month:		Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	Yes

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		No

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	Yes

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		Payroll & expense only

12.	Is the estate insured for replacement cost of assets and for general liability?		Yes

13.	Are a plan and disclosure statement on file?		No

14.	Was there any post-petition borrowing during this reporting period?	Yes

15.	Check if paid: Post-petition taxes Y ; U.S. Trustee Quarterly Fee N/A ; Check if filing is current for: Post-petition tax reporting and tax returns: Y .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	4/7/2005 0:00	/s/ Jonathan G. Morgan

Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 02/28/05

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast**
				Revenues:
$534,000	N/A	N/A	1	Gross Sales	SAME

			2	less: Sales Returns & Allowances	SAME

$534,000	N/A	N/A	3	Net Sales	SAME

$4,000	N/A	N/A	4	less: Cost of Goods Sold (Schedule ‘B’)	SAME

$530,000	N/A	N/A	5	Gross Profit	SAME

$1,000	N/A	N/A	6	Interest	SAME

$1,000	N/A	N/A	7	Other Income:	SAME

			8

			9

$532,000	N/A	N/A	10	Total Revenues	SAME

				Expenses:
$58,000	N/A	N/A	11	Compensation to Owner(s)/Officer(s)	SAME

$210,000	N/A	N/A	12	Salaries	SAME

	N/A	N/A	13	Commissions	SAME

$29,000	N/A	N/A	14	Contract Labor	SAME

				Rent/Lease:
	N/A	N/A	15	Personal Property	SAME

$95,000	N/A	N/A	16	Real Property	SAME

$14,000	N/A	N/A	17	Insurance	SAME

	N/A	N/A	18	Management Fees	SAME

$65,000	N/A	N/A	19	Depreciation	SAME

				Taxes:
$24,000	N/A	N/A	20	Employer Payroll Taxes	SAME

	N/A	N/A	21	Real Property Taxes	SAME

	N/A	N/A	22	Other Taxes	SAME

$15,000	N/A	N/A	23	Other Selling	SAME

$124,000	N/A	N/A	24	Other Administrative	SAME

$30,000	N/A	N/A	25	Interest	SAME

			26	Other Expenses:

			27

			28

			29

			30

			31

			32

			33

			34

$664,000	N/A	N/A	35	Total Expenses	SAME

($132,000)	N/A	N/A	36	Subtotal	SAME

				Reorganization Items:
($225,500)	N/A	N/A	37	Professional Fees***	SAME

	N/A	N/A	38	Provisions for Rejected Executory Contracts	SAME

	N/A	N/A	39	Interest Earned on Accumulated Cash from	SAME

				Resulting Chp 11 Case
	N/A	N/A	40	Gain or (Loss) from Sale of Equipment	SAME

	N/A	N/A	41	U.S. Trustee Quarterly Fees	SAME

			42

($225,500)	N/A	N/A	43	Total Reorganization Items	SAME

($357,500)	N/A	N/A	44	Net Profit (Loss) Before Federal & State Taxes	SAME

	N/A	N/A	45	Federal & State Income Taxes	SAME

($357,500)	N/A	N/A	46	Net Profit (Loss)	SAME

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

**	Please see Exhibit 1 – Cash Flow Budget from Final Order Approving Debtor in Possession Financing, Docket Nos. 158, 162

***	Based on Debtors’ Cash Flow Budget. The Debtors have not received any invoices during the reporting period.

BALANCE SHEET
(General Business Case)
For the Month Ended 02/28/05

		From Schedules	Market Value
Assets

	Current Assets

1	Cash and cash equivalents - unrestricted		$988,521

2	Cash and cash equivalents - restricted

3	Accounts receivable (net)	A	$1,808,000

4	Inventory	B	$0

5	Prepaid expenses		$734,000

6	Professional retainers

7	Other:

8

9	Total Current Assets		$3,530,521

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	$1,267,000

12	Furniture and fixtures	D	$0

13	Office equipment	D	$953,000

14	Leasehold improvements	D	$44,000

15	Vehicles	D	$0

16	Other:	D

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$2,264,000

	Other Assets

22	Loans to shareholders

23	Loans to affiliates

24

25

26

27

28	Total Other Assets		$0

29	Total Assets		$5,794,521

     NOTE: The values listed above are at original cost.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages		$74,000

31	Payroll taxes		$6,000

32	Real and personal property taxes

33	Income taxes

34	Sales taxes		$1,000

35	Notes payable (short term)		$750,000

36	Accounts payable (trade)	A	$95,000

37	Real property lease arrearage		$17,000

38	Personal property lease arrearage

39	Accrued professional fees*		$225,500

40		Current portion of long-term post-petition debt (due within 12 months)

41	Other:

42

43

44	Total Current Liabilities		$1,168,500

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$1,168,500

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$4,071,029

48	Priority unsecured claims	F	$379,429

49	General unsecured claims	F	$1,692,844

50	Total Pre-Petition Liabilities		$6,143,302

51	Total Liabilities		$7,311,802

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		($138,812,000)

53	Capital Stock

54	Additional paid-in capital		$133,827,000

55	Cumulative profit/(loss) since filing of case		($382,000)

56	Post-petition contributions/(distributions) or (draws)		$0

57			$0

58	Market value adjustment		$0

59	Total Equity (Deficit)		($5,367,000)

60	Total Liabilities and Equity (Deficit)		$1,944,802

*	Based on Debtors’ Cash Flow Budget, which is attached as Exhibit 1.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$0	$95,000

31-60 Days	$1,800,000	$0

61-90 Days	$8,000	$0	$0

91+ Days	$1,480,000	$0

Total accounts receivable/payable	$3,288,000	$95,000

Allowance for doubtful accounts	$1,480,000

Accounts receivable (net)	$1,808,000

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month

Add -
Retail/Restaurants -		Net purchase

Product for resale		Direct labor

Manufacturing overhead

Distribution -		Freight in

Products for resale		Other:

Manufacturer -

Raw Materials

Work-in-progress		Less -

Finished goods		Inventory End of Month

Shrinkage

Other - Explain		Personal Use

		Cost of Goods Sold	$ 0

TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes No
How often do you take a complete physical inventory?	Valuation methods -
FIFO cost
Weekly	LIFO cost	—
Monthly	Lower of cost or market	—
Quarterly	Retail method	—
Semi-annually	Other	—
Annually	Explain	—

Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

	Cost	Market Value
Description

Total	$0	$0

Schedule D
Other Depreciable Assets

	Cost	Market Value
Description Machinery & Equipment -
Various network and computer equipment	$1,267,000

Total	$1,267,000	$0

Furniture & Fixtures -
	$0

Total	$0	$0

Office Equipment -
Various office furnishings and supplies	$953,000

Total	$953,000	$0

Leasehold Improvements -
Various improvements	$44,000

Total	$44,000	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable Federal
Income Tax Withholding	$0				$0

FICA - Employee	$0				$0

FICA - Employer	$0				$0

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding	$0				$0

Unemployment (UT)	$0				$0

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$0				$0

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount	Amount (b)
Secured claims (a)	$4,071,029	$4,071,029

Priority claims other than taxes	$379,429	$379,429

Priority tax claims

General unsecured claims	$1,692,844	$1,692,844

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	SVB	SVB Securities	Morgan Stanley

Account Type	Checking	Investment	Investment

Account No.	350524370	88600741-1-4-ZGQ	14-78N08

Account Purpose	Operating	Investing	Investing

Balance, End of Month	$987,000	$0	$1,521

Total Funds on Hand for all Accounts	$988,521

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the 40 Days Ended             02/28/05

		Actual	Cumulative
		Current Month	(Case to Date)
Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	$418,000	$418,000

3	Interest Received

4	Borrowings	$715,000	$715,000

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7

8

9

10

11

12	Total Cash Receipts	$1,133,000	$1,133,000

Cash Disbursements
13	Payments for Inventory

14	Selling

15	Administrative

16	Capital Expenditures

17	Principal Payments on Debt

18	Interest Paid	$31,000	$31,000

	Rent/Lease:
19	Personal Property

20	Real Property	$96,000	$96,000

	Amount Paid to Owner(s)/Officer(s)
21	Salaries	$58,000	$58,000

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements	$4,000	$4,000

25	Other

26	Salaries/Commissions (less employee withholding)	$154,000	$154,000

27	Management Fees

	Taxes:
28	Employee Withholding	$41,000	$41,000

29	Employer Payroll Taxes	$22,000	$22,000

30	Real Property Taxes

31	Other Taxes

32	Other Cash Outflows:

33	Consultant Retainer	$24,000	$24,000

34	Lender Expenses	$32,000	$32,000

35

36

37

38	Total Cash Disbursements:	$462,000	$462,000

39	Net Increase (Decrease) in Cash	$671,000	$671,000

40	Cash Balance, Beginning of Period	$316,000	$316,000

41	Cash Balance, End of Period	$988,521	$988,521